Exhibit 31.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


Solely for the purposes of complying with Section 1, U.S.C., 1950, I, the undersigned Chief Financial Officer of M.B.A. Holdings, Inc. (the "Company") hereby certify, based on my knowledge, that the Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2003 (the "Report") fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Company.

Dated   January 29,  2004


                                           By      /s/ Dennis M. O'Connor
                                           -------------------------------------
                                                   Dennis M. O'Connor
                                                   Chief Financial Officer

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